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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2000


                     [VLASIC FOODS INTERNATIONAL INC. LOGO]
             (Exact name of registrant as specified in its charter)


       NEW JERSEY                            1-13933                               52-2067518
(STATE OF INCORPORATION)             (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)


                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER: 856-969-7100

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ITEM 5.  OTHER INFORMATION

         a. Vlasic announces completion of sale of mushroom business.

         The information included in this item is set forth in a press release issued by us dated February 1, 2000, announcing the completion of the sale of the Vlasic Farms Mushroom business and is attached as Exhibit 99.1 and is incorporated herein by reference.

         b. Vlasic comments on Second Quarter 2000 Outlook and announces reorganization.

         The information included in this item is set forth in a press release issued by us dated February 10, 2000, commenting on our Second Quarter 2000 Outlook, and announcing a reorganization of the Company and is attached as
Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         (99.1) Press Release dated February 1, 2000 announcing the completion of the sale of the Vlasic Farms Mushroom business.

         (99.2) Press Release dated February 10, 2000 commenting on Second Quarter 2000 Outlook and announcing a reorganization of the Company.
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 VLASIC FOODS INTERNATIONAL INC.




Date:  February 14, 2000         By: /s/ Joseph Adler
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                                                     Joseph Adler
                                            Vice President and Controller
                                    (Principal Financial and Accounting Officer)

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                                  EXHIBIT INDEX

     EXHIBIT
       NO.        DESCRIPTION
     -------      -----------

     (99.1) Press Release dated February 1, 2000 announcing the completion of the sale of the Vlasic Farms Mushroom business.

     (99.2) Press Release dated February 10, 2000 commenting on Second Quarter 2000 Outlook and announcing a reorganization of the Company.